                                    [GRAPHIC]



  SunAmerica

                           THE RETIREMENT SPECIALIST
    Senior Floating Rate Fund
    2001 ANNUAL REPORT


                                                          [LOGO] AIG Sun America
                                                                 Mutual Funds

                        Table of Contents
--------------------------------------------------------------------------------

                  SENIOR FLOATING RATE REVIEW AND OUTLOOK   2
                  STATEMENT OF ASSETS AND LIABILITIES....   4
                  STATEMENT OF OPERATIONS................   5
                  STATEMENTS OF CHANGES IN NET ASSETS....   6
                  STATEMENT OF CASH FLOWS................   7
                  FINANCIAL HIGHLIGHTS...................   8
                  PORTFOLIO OF INVESTMENTS...............  11
                  NOTES TO FINANCIAL STATEMENTS..........  16
                  REPORT OF INDEPENDENT ACCOUNTANTS......  24
                  DIRECTORS INFORMATION..................  25

           December 31, 2001                                   ANNUAL REPORT


Dear Shareholders,
We are proud to present to you this annual report for the SunAmerica Senior Floating Rate Fund. In November of 2001, SunAmerica Mutual Funds took over the Fund in accordance with our merger between SunAmerica Mutual Funds and the North American Funds. Although the Fund's corporate affiliation has changed, its portfolio managers remain the same, and we are pleased that their considerable expertise will continue to inform their investment decisions.

The Fund is comprised of corporate debt issued by well-capitalized large and medium size corporations. All loans held in the portfolio are senior with respect to repayment status, and more than 90% of these loans are secured by the issuing company's assets. The portfolio provides investors with current income based on floating rates on a quarterly basis. At the same time, due to the nature of the assets held within it, this portfolio may offer less return volatility risk than other classes of assets frequently used by investors to generate higher levels of current income.*

During the past annual period, four dynamics shaped the state of the United States' economy. Declining interest rates, in the form of eleven Federal Funds Rate reductions, occurred from January through December 2001. At the same time that the Fed attempted to stimulate the slowing economy, a dramatic increase in unemployment occurred. This, in turn, generated concerns about the sustainability of consumer spending, a very important driver of the U.S. economy.

In addition, industrial capacity utilization declined to lower than average levels compared with historical norms, while inventories for the manufacturing sector remained high amid an atmosphere of weak demand. These forces created poor market conditions for many asset classes. Meanwhile, in the aftermath of the terrorist attacks of September 11, 2001, weak markets declined precipitously. The year was a difficult one for the Fund, and in order to bolster its stability amid uncertain and unusually volatile market conditions, the Fund's management team adopted a more defensive portfolio posture.

Following this letter are some questions posed to and answered by your Fund's portfolio managers. We hope you find this dialogue helpful in understanding their investment approach this past year as well as their outlook for 2002.

Wishing you continued investment success,

/s/ Peter A. Harbeck

Peter A. Harbeck
President
SunAmerica Mutual Funds

--------
*There are circumstances that could cause a decline in the Fund's net asset value. The Fund is not a money market fund and its net asset value will fluctuate. Investments in Loans involve certain risks, including, among others, risks of nonpayment of principal and interest; collateral impairment; nondiversification and borrower industry concentration; and lack of full liquidity, which may impair the fund's ability to obtain full value for Loans sold. The Fund may invest all or substantially all of its assets in Loans or other securities that are rated below investment grade, or in comparable unrated securities. Loans made in connection with recapitalizations, acquisitions, leveraged buy-outs, and refinancings are subject to greater credit risks than other Loans in which the Fund may invest. It is expected that the Fund's Loans will consist primarily of such Loans. These credit risks include the possibility of a default on the Loan or bankruptcy of the Borrower. The value of these Loans is subject to a greater degree of volatility in response to interest rate fluctuations and these Loans may be less liquid than other Loans.

        SunAmerica Senior Floating Rate Fund
--------------------------------------------------------------------------------

Chris Jansen and Team, Portfolio Managers
Stanfield Capital Partners

How did you manage the Portfolio over the past fiscal year?

During the past fiscal year, and particularly since we assumed management in June 2001*, deteriorating economic conditions necessitated that we adopt a defensive management posture for the Fund. Within the portfolio, we gave preeminent positions to secured senior loans made to companies in industries characterized by steady cash flows. At the same time, we reduced exposure to companies in industries beleaguered by declining profit streams. On an individual basis, the Fund's management team conducted continuous reviews of loans held within the portfolio to help insure that the quality of debt within it remained high despite rapidly changing markets. Overall, we sought to bolster the stability of the portfolio amid difficult markets by selectively increasing the sector weightings of loans in the portfolio among the industries we deemed least likely to be impacted by recessionary forces.

These industries included the cable television industry, the food and beverage industry, the health care industry and other consumer non-durable industries that we believe benefit from broad, steady patterns of consumer spending. At the same time, we decreased holdings in the telecommunications and second tier automotive sectors due to volatility and thin profit margins, respectively.

In addition to concentrating our loans within industries we see capable of strong, stable cash flows, we also added loans of select cyclical companies to our portfolio. The loans we chose within this category are well-secured with physical plant equipment, and other assets capable of adequately collateralizing the value of the individual loans. Combined, the measures we implemented throughout this period have assisted us in smoothing out the portfolio's performance amid an environment of unusually high market volatility.

Would you give us some specific examples of individual investments you have recently made in the portfolio?

We reallocated some of the assets within the portfolio to the cable television sector, because it is subscription-based rather than supported by advertising, which currently is experiencing a sharp downturn. We felt that the larger companies with revenue structures based on recurring business would continue to experience strong cash flows. Charter Communications and MediaCom are two of the largest cable companies in the United States. We added these companies to our portfolio, along with Adelphia Communications and others because of their attractive credit profiles

--------
*Prior to the merger with SunAmerica, Stanfield Capital Partners assumed investment management responsibility for the Fund.

--------------------------------------------------------------------------------

within what we perceive to be a less volatile sector in the economy. At a more company-specific level, we also included in the portfolio companies like Riverwood and Stone Container, which have strong asset bases. Inclusion of individual company loans from a variety of industries is based on our forecast of the quality of the assets of the respective corporations and their ability to generate stable, consistent cash flows, which provides better quality collateral.

What is your investment outlook for the remainder of 2002?

Our posture for 2002 presently remains defensive. We intend to focus our new investments in cable, food and beverage, health care and some higher quality early cyclical companies in the high yield market.

The reason we are maintaining a defensive posture relates to what we see happening at a macro-economic level within the U.S. economy. In November and December of 2001, we saw consumer demand spike upward strongly. Economic stimulus in the form of zero percent financing for car purchases and other large purchase incentives, as well as low oil and gas bills for consumers due to the relatively mild winter to date, likely distorted economic data in the fourth quarter of 2001. We believe it may have caused it to appear more robust than it actually may have been. Bond yields have gone up because of anticipation of a stronger economy, but at the same time, industrial capacity utilization has declined compared to six months ago. The latter indicates to us that we still are not entirely out of the woods, and hence, our view remains cautious.

We don't necessarily expect a protracted recession, but we believe that the recovery will be less dramatic than those of previous recessions. Typically, GDP (gross domestic product) growth is five percent coming out of a recession. We think that we will experience three percent GDP after the current recession. This is because future consumer demand that normally would have been pent-up until the recession subsided has been preemptively tapped due to the purchasing incentives offered in late 2001. Even now, consumers are still shopping for bargains and, as a result, most companies do not yet have much product pricing power. For these reasons, we will continue to allocate our capital to sectors of the senior floating rate loan market that are characterized by steady, reliable cash flows and stronger-than-average credit profiles.

      SunAmerica Senior Floating Rate Fund, Inc.
      STATEMENT OF ASSETS AND LIABILITIES -- December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
Investments in loans and securities, at value (Identified cost, $235,365,500)
 (See accompanying Portfolio of Investments)................................... $216,986,982
Cash...........................................................................       89,891
Receivables:
 Investments sold..............................................................      146,396
 Fund shares sold..............................................................      187,846
 Interest receivable on bank loans.............................................    1,371,325
 Due from investment adviser...................................................      255,806
Prepaid expenses...............................................................       95,118
                                                                                ------------
   Total assets................................................................  219,133,364
                                                                                ------------
LIABILITIES:
Payables:
 Fund shares repurchased.......................................................    8,935,936
 Fund dividends................................................................      145,151
 Investment adviser (Note 5)...................................................      262,491
 Custody and transfer agent fees...............................................      117,512
 Distribution and service fees.................................................      191,690
 Other accrued expenses........................................................      109,714
                                                                                ------------
   Total liabilities...........................................................    9,762,494
                                                                                ------------
    Net assets................................................................. $209,370,870
                                                                                ============
NET ASSETS CONSIST OF:
Capital shares at par value of $.01 (Note 3)................................... $    231,926
Additional paid-in capital.....................................................  241,518,618
Accumulated undistributed net investment income................................     (285,790)
Accumulated net realized gains (losses)........................................  (13,715,366)
Unrealized depreciation on investments.........................................  (18,378,518)
                                                                                ------------
    Net assets................................................................. $209,370,870
                                                                                ============

                                                           Class B     Class C      Class D
NET ASSET VALUES:                                        ----------- ------------ -----------
Net assets at value..................................... $42,335,442 $140,663,838 $26,371,590
Shares outstanding......................................   4,689,263   15,583,867   2,919,437
Net Asset Value, offering and redemption price per share $      9.03 $       9.03 $      9.03
                                                         =========== ============ ===========




See Notes to Financial Statements

      SunAmerica Senior Floating Rate Fund, Inc.
      STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------


                                                                                 For the
                                                                               year ended
                                                                            December 31, 2001
                                                                            -----------------
INVESTMENT INCOME:
Interest...................................................................   $ 20,400,308
Facility and other fee income (Note 2).....................................        403,429
                                                                              ------------
Total income...............................................................     20,803,737
                                                                              ------------
EXPENSES:
Investment adviser fee (Note 5)............................................      2,302,991
Distribution fee for Class B (Note 8)......................................        257,855
Distribution fee for Class C (Note 8)......................................        981,825
Service fee for Class B (Note 8)...........................................        128,928
Service fee for Class C (Note 8)...........................................        490,912
Custody fee................................................................        228,065
Transfer agent fee.........................................................        496,746
Audit and legal fees.......................................................        150,998
Accounting and administration fees (Note 5)................................      1,083,760
Directors' fees and expenses...............................................         82,661
Registration and filing fees...............................................        192,381
Miscellaneous..............................................................        335,776
                                                                              ------------
Gross expenses.............................................................      6,732,898
                                                                              ------------
Waiver of fees and reimbursement of expenses by investment adviser (Note 6)     (2,751,982)
                                                                              ------------
   Net expenses............................................................      3,980,916
                                                                              ------------
Net investment income......................................................   $ 16,822,821
                                                                              ------------
REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investment transactions...............................   $(12,093,100)
Change in unrealized depreciation on investments...........................     (5,356,477)
                                                                              ------------
Net realized and unrealized loss...........................................    (17,449,577)
                                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.......................   $   (626,756)
                                                                              ============


See Notes to Financial Statements

      SunAmerica Senior Floating Rate Fund, Inc.
      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                           For the year ended For the year ended
                                                                           December 31, 2001  December 31, 2000
                                                                           ------------------ ------------------
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net investment income.....................................................    $ 16,822,821       $ 21,746,166
Net realized gain/(loss) on investment transactions.......................     (12,093,100)          (413,871)
Change in unrealized depreciation on investments..........................      (5,356,477)        (9,135,236)
                                                                              ------------       ------------
Net increase/(decrease) in net assets resulting from operations...........        (626,756)        12,197,059
Distributions:
From net investment income, Class B.......................................      (3,243,336)        (3,629,167)
From net investment income, Class C.......................................     (12,431,515)       (18,265,936)
From net investment income, Class D.......................................      (1,332,106)                --
                                                                              ------------       ------------
Total distributions.......................................................     (17,006,957)       (21,895,103)
Increase/(decrease) in net assets from capital share transactions (Note 3)     (51,623,574)        77,565,657
                                                                              ------------       ------------
Increase/(decrease) in net assets.........................................     (69,257,287)        67,867,613
Net assets at beginning of period.........................................     278,628,157        210,760,544
                                                                              ------------       ------------
Net assets at end of period...............................................    $209,370,870       $278,628,157
                                                                              ============       ============

Accumulated undistributed net investment income...........................    $   (285,790)      $   (148,937)
                                                                              ============       ============


See Notes to Financial Statements

      SunAmerica Senior Floating Rate Fund, Inc.
      STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------


                                                                                                     For the
                                                                                                    year ended
                                                                                                   December 31,
                                                                                                       2001
                                                                                                   -------------
INCREASE/(DECREASE) IN CASH
Cash Flows From (Used for) Operating And Investing Activities:
Purchase of loans................................................................................. $(151,439,256)
Interest and facility fees received...............................................................    22,896,654
Purchase of short-term securities, net............................................................     4,311,191
Proceeds from loans sold..........................................................................   256,311,670
Operating expenses paid...........................................................................    (3,810,867)
                                                                                                   -------------
Net cash from operating activities................................................................   128,269,392
                                                                                                   -------------
Cash Flows From (Used for) Financing Activities:
Proceeds from shares sold.........................................................................    59,390,610
Payments for shares redeemed......................................................................  (180,978,347)
Cash dividends paid (not including reinvested dividends of $11,388,318)...........................    (6,275,722)
Cash balance of CypressTree Senior Floating Rate Fund at merger*..................................      (994,864)
                                                                                                   -------------
Net cash used for financing activities............................................................  (128,858,423)
                                                                                                   -------------
Net decrease in Cash..............................................................................      (589,031)
Cash at beginning of period.......................................................................       678,922
                                                                                                   -------------
Cash at end of period............................................................................. $      89,891
                                                                                                   =============
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FROM OPERATING ACTIVITIES
Net decrease in net assets from operations........................................................ $    (626,756)
Decrease in interest receivable...................................................................     2,092,917
Decrease in receivable for investments sold.......................................................     2,754,449
Decrease in prepaid expenses and other assets.....................................................        54,837
Increase in net accrued expenses..................................................................       197,223
Net decrease in investments.......................................................................   123,796,722
                                                                                                   -------------
Net cash from operating activities................................................................ $ 128,269,392
                                                                                                   =============

* Supplementary non-cash activity (Note 13)

See Notes to Financial Statements

      SunAmerica Senior Floating Rate Fund, Inc.
      FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)
--------------------------------------------------------------------------------

                                                                                                          Class B
                                                                                           -----------------------------------
                                                                                                                        Period
                                                                                                                         from
                                                                                             Year      Year     Year   8/31/98*
                                                                                            ended     ended    ended   through
                                                                                           12/31/01  12/31/00 12/31/99 12/31/98
                                                                                           --------  -------- -------- --------
Net Asset Value, Beginning of Period...................................................... $  9.64   $  9.98  $  9.98   $10.00
Investment Operations:
Net investment income.....................................................................    0.58      0.75     0.69     0.20
Net realized and unrealized gain/(loss) on investments....................................   (0.60)    (0.33)    0.00    (0.02)
                                                                                           -------   -------  -------   ------
  Total from investment operations........................................................   (0.02)     0.42     0.69     0.18
                                                                                           -------   -------  -------   ------
Distributions
Dividends from net investment income......................................................   (0.59)    (0.76)   (0.69)   (0.20)
                                                                                           -------   -------  -------   ------
Net Asset Value, End of Period............................................................ $  9.03   $  9.64  $  9.98   $ 9.98
                                                                                           -------   -------  -------   ------
Total Return..............................................................................   (0.41%)    4.61%    7.13%    1.89%+
Ratios/Supplemental Data
Net assets, end of period (000's)......................................................... $42,335  $50,966   $37,439   $4,826
Ratio of net expenses to average net assets...............................................    1.45%     1.42%    0.70%    0.00%#
Ratio of net investment income to average net assets......................................    6.23%     7.85%    6.87%    6.11%#
Portfolio turnover rate...................................................................      69%       41%      30%      18%+
Expense ratio before waiver of fees and reimbursement of expenses by adviser..............    2.47%     2.31%    2.29%    4.02%#
Net investment income ratio before waiver of fees and reimbursement of expenses by adviser    5.21%     6.96%    5.28%    2.09%#

* Commencement of Operations
+ Not annualized
# Annualized


See Notes to Financial Statements

      SunAmerica Senior Floating Rate Fund Inc.
      FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)
--------------------------------------------------------------------------------

                                                                                                               Class C
                                                                                              ------------------------------

                                                                                                Year       Year      Year
                                                                                               ended      ended     ended
                                                                                              12/31/01   12/31/00  12/31/99
                                                                                              --------   --------  --------
Net Asset Value, Beginning of Period......................................................... $   9.64   $   9.98  $   9.98
Investment Operations:
Net investment income........................................................................     0.57       0.76      0.69
Net realized and unrealized gain/(loss) on investments.......................................    (0.60)     (0.33)     0.00
                                                                                              --------   --------  --------
  Total from investment operations...........................................................    (0.03)      0.43      0.69
                                                                                              --------   --------  --------
Distributions
Dividends from net investment income.........................................................    (0.58)     (0.77)    (0.69)
                                                                                              --------   --------  --------
Net Asset Value, End of Period                                                                $   9.03   $   9.64  $   9.98
                                                                                              --------   --------  --------
Total Return                                                                                     (0.45%)     4.60%     7.12%
Ratios/Supplemental Data
Net assets, end of period (000's)............................................................ $140,664   $227,662  $173,322
Ratio of net expenses to average net assets..................................................     1.50%      1.43%     0.79%
Ratio of net investment income to average net assets.........................................     6.28%      7.85%     6.82%
Portfolio turnover rate......................................................................       69%        41%       30%
Expense ratio before waiver of fees and reimbursement of expenses by adviser.................     2.52%      2.32%     2.25%
  Net investment income ratio before waiver of fees and reimbursement of expenses by adviser.     5.26%      6.96%     5.36%


                                                                                              Period from
                                                                                               8/31/98 *
                                                                                                through
                                                                                               12/31/98
                                                                                              -----------
Net Asset Value, Beginning of Period.........................................................   $ 10.00
Investment Operations:
Net investment income........................................................................      0.20
Net realized and unrealized gain/(loss) on investments.......................................     (0.02)
                                                                                                -------
  Total from investment operations...........................................................      0.18
                                                                                                -------
Distributions
Dividends from net investment income.........................................................     (0.20)
                                                                                                -------
Net Asset Value, End of Period                                                                  $  9.98
                                                                                                -------
Total Return                                                                                       1.89%+
Ratios/Supplemental Data
Net assets, end of period (000's)............................................................   $14,259
Ratio of net expenses to average net assets..................................................      0.00%#
Ratio of net investment income to average net assets.........................................      6.11%#
Portfolio turnover rate......................................................................        18%+
Expense ratio before waiver of fees and reimbursement of expenses by adviser.................      4.01%#
  Net investment income ratio before waiver of fees and reimbursement of expenses by adviser.      2.10%#

* Commencement of Operations
+ Not annualized
# Annualized



See Notes to Financial Statements

      SunAmerica Senior Floating Rate Fund, Inc.
      FINANCIAL HIGHLIGHTS (For A Share Outstanding Throughout The Period)
--------------------------------------------------------------------------------

                                                                                           Class D
                                                                                           --------
                                                                                            Period
                                                                                             from
                                                                                           5/02/01*
                                                                                           through
                                                                                           12/31/01
                                                                                           --------
Net Asset Value, Beginning of Period...................................................... $  9.46
                                                                                           -------
Investment Operations:
Net investment income.....................................................................    0.35
Net realized and unrealized gain/(loss) on investments....................................   (0.42)
                                                                                           -------
  Total from investment operations........................................................   (0.07)
                                                                                           -------
Distributions
Dividends from net investment income......................................................   (0.36)
                                                                                           -------
Net Asset Value, End of Period............................................................ $  9.03
                                                                                           -------
Total Return..............................................................................   (0.79)%+
Ratios/Supplemental Data
Net assets, end of period (000's)......................................................... $26,372
Ratio of net expenses to average net assets...............................................    1.25%#
Ratio of net investment income to average net assets......................................    5.66%#
Portfolio turnover rate...................................................................      69%+
Expense ratio before waiver of fees and reimbursement of expenses by adviser..............    2.27%#
Net investment income ratio before waiver of fees and reimbursement of expenses by adviser    4.64%#

* Commencement of Operations (See Note 3)
+ Not annualized
# Annualized


See Notes to Financial Statements

      SunAmerica Senior Floating Rate Fund Inc.
      PORTFOLIO OF INVESTMENTS -- December 31, 2001
--------------------------------------------------------------------------------


                                                                 Ratings/1/  Maturity
                                                                ------------ --------
Industry    Description                             Type        Moody's S&P  Date/2/     Par        Value
--------    -----------                      ------------------ ------- ---- -------- ---------- -----------
LOANS/3/-- 95.1%
Automobile -- 3.3%
   Amer Axle & Mfg, Inc..................... BTL-B               Ba2     BB  04/30/06 $1,984,000 $ 1,947,508
   Foamex L.P............................... BTL-D                B3     B   12/31/06  2,041,175   1,951,874
   Foamex L.P............................... BTL-C                B3     B   06/30/06    358,295     342,172
   Metaldyne New Co......................... BTL-C               Ba3    BB-  03/01/08  2,858,212   2,636,700
                                                                                                 -----------
                                                                                                   6,878,254
Beverage, Food and Tobacco -- 2.2%
   Commonwealth Brands, Inc................. BTL                 Ba3    BB-  12/31/04  2,437,500   2,434,453
   Doane Pet Care Co........................ BTL-B                B1     B+  12/31/05    598,891     563,956
   Doane Pet Care Co........................ BTL-C                B1     B+  12/31/06    116,359     109,377
   UST Inc.................................. BTL-B                A2     A   02/16/05  1,481,250   1,495,137
                                                                                                 -----------
                                                                                                   4,602,923
Broadcasting and Entertainment -- 15.9%
   CC VI Operating Partnership.............. BTL-B               Ba3     BB  11/12/08    500,000     491,500
   CC VIII Operating LLC.................... BTL-B               Ba3    BB+  02/02/08  1,500,000   1,478,063
   Century Holdings LLC..................... BTL-B               Ba3     BB  06/30/09  1,000,000     986,741
   Century Holdings LLC..................... Discretionary BTL   Ba3     BB  12/31/09  2,500,000   2,466,093
   Charter Communications Operating Co...... BTL-B               Ba3    BBB- 03/18/08  3,250,000   3,198,637
  * Classic Cable........................... BTL-B                NR     NR  01/31/08  2,380,445   2,131,986
  * Classic Cable........................... DIP                 Def     D   01/31/08     66,667      66,667
   Insight Midwest, L.P..................... BTL-B               Ba3    BB+  12/31/09  3,000,000   2,999,250
   Lamar Media Corp......................... BTL-B               Ba2    BB-  08/01/06  1,741,250   1,741,976
   MCC IOWA (Mediacom)...................... BTL                 Ba3    BB+  09/30/10  3,500,000   3,502,552
   Muzak Audio Communications............... BTL-B                B2     B+  12/31/06  2,695,147   2,597,448
   Pegasus Media and Communications, Inc.... Initial BTL          B1     B+  04/30/05  3,260,251   3,170,594
   Sinclair Broadcast Group................. Incremental BTL     Ba2    BB-  09/30/09  3,000,000   3,008,907
   Telemundo Group, Inc..................... BTL-B                B1     B+  05/15/08  2,100,000   2,101,838
   United Pan Europe Communications......... Facility C-2 (USD)   B3    CCC  03/31/09  1,187,500     929,219
   Videotron................................ BTL-B               Ba3    BBB- 12/01/09  2,000,000   1,994,376
   Young Broadcasting....................... BTL-B               Ba2    BB-  12/31/06    441,258     442,519
                                                                                                 -----------
                                                                                                  33,308,366
Buildings & Real Estate -- 3.6%
   Head Acquisitions L.P.................... Tranche II          Baa3   BBB- 11/08/03  2,500,000   2,464,845
   Meristar Investment Partners. L.P........ BTL                 Ba3     B+  03/31/03  2,316,687   2,189,269
   Wilmar Industries Inc.................... BTL-B                B1     B+  09/29/07    740,625     651,750
   Woodlands Group (Commercial Properties).. BTL                 Ba3    BB-  11/30/02    549,859     545,047
   Woodlands Group (Land Development)....... BTL                 Ba3    BB-  11/30/02  1,633,465   1,619,172
                                                                                                 -----------
                                                                                                   7,470,083
Cargo Transport -- 0.7%
   Atlas Air, Inc........................... BTL-A (AFL III)     Ba1     NR  04/25/05    531,056     516,452
   Atlas Air, Inc........................... BTL-B (AFL III)     Ba1     NR  04/25/06    921,051     895,722
                                                                                                 -----------
                                                                                                   1,412,174

See Notes to Financial Statements

      SunAmerica Senior Floating Rate Fund, Inc.
      PORTFOLIO OF INVESTMENTS -- December 31, 2001 -- (continued)
--------------------------------------------------------------------------------

                                                             Ratings/1/  Maturity
                                                            ------------ --------
Industry    Description                            Type     Moody's S&P  Date/2/     Par        Value
--------    -----------                        ------------ ------- ---- -------- ---------- -----------
Chemicals, Plastics and Rubber -- 5.4%
  * Huntsman Corp............................. BTL           Caa2    CC  12/31/02 $  547,050 $   386,582
  * Huntsman Corp............................. BTL-C add-on  Caa2    CC  12/31/05  2,000,000   1,430,000
  * Huntsman International LLC................ BTL-B         Ba3     B+  06/30/07  1,250,000   1,222,570
  * Huntsman International LLC................ BTL-C         Ba3     B+  06/30/08  1,250,000   1,222,570
   Lyondell Chemical Co....................... BTL E         Ba3     BB  05/17/06  3,016,898   3,032,153
   Messer Griesheim Group GMBH................ BTL-B         Ba3     BB  04/28/09  1,227,845   1,235,007
   Messer Griesheim Group GMBH................ BTL-C         Ba3     BB  04/28/10  2,272,155   2,285,408
   OM Group, Inc.............................. BTL-B         Ba3     BB  04/01/07    500,000     501,875
                                                                                             -----------
                                                                                              11,316,165
Containers, Packaging and Glass -- 6.6%
   Consolidated Container..................... BTL-B         Ba3     B+  06/30/07  2,969,543   2,672,589
   Graham Packaging........................... BTL-D          B2     B   01/31/07  1,663,813   1,590,241
   Packaging Corp. of America................. BTL-A         Ba1    BBB- 06/29/06    228,398     228,017
   Packaging Corp. of America................. BTL-B         Ba1    BBB- 06/29/07    453,944     455,079
   Pliant Corp. (Huntsman Pack)............... BTL-B          B2     B+  05/31/08  2,982,143   2,938,031
   Riverwood.................................. BTL            B1     B+  12/31/06  2,000,000   2,006,876
   Stone Container............................ BTL-D         Ba3     B+  10/01/03  1,845,818   1,844,454
   Stone Container............................ BTL F         Ba3     B+  12/31/05  1,989,399   1,986,499
                                                                                             -----------
                                                                                              13,721,786
Diversified/Conglomerate Manufacturing -- 5.9%
   Dresser Inc................................ BTL-B         Ba3    BB-  04/10/09  2,978,901   2,997,519
   Mueller Group.............................. BTL-B          B1     B+  08/16/06  1,335,667   1,313,405
   Mueller Group.............................. BTL-C          B1     B+  08/16/07  1,585,318   1,558,895
   Neenah Corp................................ BTL-B          B1     B   09/30/05  2,251,920   2,139,324
   Neenah Corp................................ BTL-B 2        B1     B   09/30/05    700,457     665,434
   SPX Corp................................... BTL-B         Ba2    BB+  12/31/06  1,702,429   1,696,310
   Terex Corp................................. BTL-B         Ba3     BB  03/06/05    235,929     235,634
   Terex Corp................................. BTL-C         Ba3    BB-  03/06/06    148,572     147,087
   Werner Holding Co., Inc.................... BTL-B         Ba3     B+  11/30/04    734,864     728,985
   Werner Holding Co., Inc.................... BTL-C         Ba3     B+  11/30/05    734,864     727,883
                                                                                             -----------
                                                                                              12,210,476
Diversified/Conglomerate Service -- 3.9%
  * Bridge Information Systems................ BTL-B         Def     D   05/29/05  1,460,988     845,547
   Coinmach Corp.............................. BTL-B          B1    BB-  05/30/05  2,984,584   2,976,191
   Iron Mountain.............................. BTL-B         Ba3     BB  08/14/05  1,490,625   1,502,504
   United Rental, Inc......................... BTL           Ba3    BB+  08/31/07  2,977,500   2,982,154
                                                                                             -----------
                                                                                               8,306,396
Ecological -- 1.1%
  # IT Group, Inc............................. BTL-B         Caa1   CCC- 06/01/06  2,114,716     898,754
  * Safety Kleen.............................. BTL-A         Def     D   04/03/04    553,574     204,229
  * Safety Kleen.............................. BTL-B         Def     D   04/03/05  1,739,264     642,441
  * Safety Kleen.............................. BTL-C         Def     D   04/03/06  1,739,264     642,441
                                                                                             -----------
                                                                                               2,387,865

See Notes to Financial Statements

      SunAmerica Senior Floating Rate Fund, Inc.
      PORTFOLIO OF INVESTMENTS -- December 31, 2001 -- (continued)
--------------------------------------------------------------------------------

                                                              Ratings/1/  Maturity
                                                             ------------ --------
Industry    Description                             Type     Moody's S&P  Date/2/     Par        Value
--------    -----------                         ------------ ------- ---- -------- ---------- -----------
Electronics -- 3.6%
   Amkor Technologies.......................... BTL-B          Ba3    B+  09/30/05 $  558,318 $   560,113
   Dynamic Details Inc......................... BTL-B          Ba3    NR  04/22/05    146,954     124,911
   General Cable............................... BTL-B          Ba3   BB+  05/27/07  2,400,300   2,304,288
   Knowles Electronics, Inc.................... BTL-B          B1     B+  06/29/07  2,216,250   2,055,572
   Seagate Technology (U.S.) Holdings, Inc..... BTL-B          Ba1   BB+  11/22/06    990,000     980,254
   Superior Telecom Inc........................ BTL-A          B2     B+  05/26/07  1,121,616     788,870
   Superior Telecom Inc........................ BTL-B          B2     B+  11/27/05    952,677     643,397
                                                                                              -----------
                                                                                                7,457,405
Farming and Agriculture -- 0.5%
   Scotts Co................................... BTL-B          Ba3    BB  12/31/07    998,077   1,002,236
                                                                                              -----------
Finance -- 1.4%
   Metris Companies............................ BTL            Ba3    B+  06/30/03  3,000,000   2,940,000
                                                                                              -----------
Grocery -- 1.4%
   Pathmark.................................... BTL-B 2        B1     B-  07/15/07  2,997,492   2,996,742
                                                                                              -----------
Healthcare, Education and Childcare -- 1.9%
   Caremark RX, Inc............................ BTL            Ba3    BB  03/15/06  2,977,500   3,008,207
   Insight Health Services Acquisition Corp.... BTL-B          B1     B+  10/17/08    997,500     996,877
                                                                                              -----------
                                                                                                4,005,084
Home and Office Furnishings, Housewares -- 2.8%
   Buhrmann NV................................. BTL-B          Ba3   BB-  10/26/07  2,895,428   2,781,420
   Collins & Aikman Floorcoverings, Inc........ BTL-B          Ba3   BB-  01/25/08    446,602     436,740
   Shop Vac Corp............................... BTL-B          NR     BB  07/08/07  2,611,875   2,598,816
                                                                                              -----------
                                                                                                5,816,976
Hotels, Motels, Inns, and Gaming -- 6.6%
   Argosy Gaming Co............................ BTL-B          Ba2    BB  07/31/08  1,492,500   1,505,094
   Extended Stay America, Inc.................. BTL-B          Ba3   BB-  01/15/08  3,000,000   2,991,000
   Isle of Capri............................... BTL-B          Ba2   BB-  03/02/06  1,715,293   1,709,780
   Isle of Capri............................... BTL-C          Ba2   BB-  03/02/07  1,500,881   1,496,057
   Starwood Hotels & Resorts Worldwide Inc..... Tranche II B   Ba1   BBB- 02/23/03  3,000,000   2,962,500
   Wyndham International....................... BTL            Ba3   BB-  06/30/06  3,704,277   3,214,783
                                                                                              -----------
                                                                                               13,879,214
Insurance -- 1.1%
   Willis Corroon (North America).............. BTL-D          Ba2    BB  05/19/08    193,846     192,311
   Willis Corroon (North America).............. BTL-B          Ba2    BB  11/19/06  1,709,917   1,693,531
   Willis Corroon (North America).............. BTL-C          Ba2    BB  11/19/07    321,923     319,106
                                                                                              -----------
                                                                                                2,204,948
Leisure, Amusement, Entertainment -- 3.2%
   Club Corp International..................... BTL-B          NR     NR  03/24/07  1,965,000   1,847,100
   KSL Recreation Group, Inc................... BTL-A          Ba3    B+  04/30/05  1,000,000     978,333
   KSL Recreation Group, Inc................... BTL-B          Ba3    B+  04/30/06  1,000,000     980,833
   Metro-Goldwyn-Mayer Inc..................... BTL-B          NR     NR  03/31/06  2,984,999   2,959,628
                                                                                              -----------
                                                                                                6,765,894

See Notes to Financial Statements

      SunAmerica Senior Floating Rate Fund, Inc.
      PORTFOLIO OF INVESTMENTS -- December 31, 2001 -- (continued)
--------------------------------------------------------------------------------

                                                                      Ratings/1/  Maturity
                                                                     ------------ --------
Industry    Description                                  Type        Moody's S&P  Date/2/     Par       Value
--------    -----------                            ----------------- ------- ---- -------- ---------- ----------
Machinery -- 0.4%
   Goodman........................................ BTL-B               NR    BBB+ 09/30/04 $  854,894 $  844,208
                                                                                                      ----------
Mining, Steel, Iron and Nonprecious Metals -- 1.2%
   CII Carbon, L.L.C.............................. BTL                 NR     NR  06/25/08    207,346    124,407
   Ispat Inland L.P............................... BTL-B               B3     B+  07/16/05  1,922,303  1,162,993
   Ispat Inland L.P............................... BTL-C               B3     B+  07/16/06  1,922,303  1,162,993
                                                                                                      ----------
                                                                                                       2,450,393
Oil and Gas -- 1.2%
   Tesoro Petroleum Co............................ BTL-B              Ba2    BBB- 10/31/07  2,500,000  2,504,375
                                                                                                      ----------
Personal and Nondurable Consumer Products -- 4.5%
   Church & Dwight Co, Inc........................ BTL-B              Ba2     BB  09/30/07  1,499,999  1,511,016
   Playtex Family Products........................ BTL-B              Ba2    BB-  05/31/09  2,473,750  2,491,917
   Sealy Mattress................................. BTL-D              Ba2     B+  12/15/06  1,202,551  1,199,670
   Sealy Mattress................................. BTL-B              Ba2     B+  12/14/04  1,304,717  1,301,591
   Sealy Mattress................................. BTL-C              Ba2     B+  12/14/05    940,760    938,506
   United Industries Corp......................... BTL-B               B1     B   01/20/06  2,084,726  2,001,337
                                                                                                      ----------
                                                                                                       9,444,037
Personal, Food and Misc. Services -- 1.1%
   Stewart Enterprises, Inc....................... BTL                Ba3     BB  06/30/06  2,245,833  2,252,384
                                                                                                      ----------
Printing and Publishing -- 4.3%
   American Color Graphics........................ BTL-B               B2     B+  03/31/05  3,696,493  3,622,564
   Transwestern Publishing Co. LLC................ BTL-B              Ba3     B+  06/27/08  1,990,000  1,994,145
   Journal Register............................... BTL-B              Ba1    BB+  09/30/06  1,912,079  1,869,058
   Mail-Well I Corp............................... BTL-B              Ba3     BB  02/22/07  1,543,933  1,491,825
                                                                                                      ----------
                                                                                                       8,977,592
Retail Stores -- 1.9%
   Captain D's, Inc............................... BTL-B               B2     B+  04/30/02    541,108    527,580
  * Quality Stores (Central Tractor).............. BTL-B               B3     D   04/30/06  1,654,951    326,853
   SDM Corp....................................... BTL-C              Ba3     BB  02/04/08  1,561,156  1,565,913
   SDM Corp....................................... BTL-E              Ba3     BB  02/04/09  1,561,156  1,565,913
                                                                                                      ----------
                                                                                                       3,986,259
Telecommunications -- 6.8%
  * 360 Networks, Inc............................. BTL-B              Def     D   12/31/07  3,500,000    803,541
   American Cellular Corp......................... BTL-B              Ba3    BB-  03/31/08    368,479    362,261
   American Cellular Corp......................... BTL-C              Ba3    BB-  03/31/09    421,119    414,013
   American Tower, L.P............................ BTL-B               B1    BB-  12/31/07    750,000    712,125
   Centennial Cellular Corp....................... BTL-B Puerto Rico   B1     B+  05/31/07  2,460,822  2,245,500
   Dobson Sygnet Operating Co..................... BTL-B              Ba3    BB-  03/23/07    792,624    766,468
   Dobson Sygnet Operating Co..................... BTL-C              Ba3    BB-  12/23/07    837,456    806,662
  # Global Crossing Holding LTD................... BTL-B              Caa2   CCC- 06/30/06  2,490,909    743,536

See Notes to Financial Statements

      SunAmerica Senior Floating Rate Fund, Inc.
      PORTFOLIO OF INVESTMENTS -- December 31, 2001 -- (continued)
--------------------------------------------------------------------------------

                                           Ratings/1/  Maturity
                                           ----------- --------
Industry    Description              Type  Moody's S&P Date/2/     Par         Value
--------    -----------              ----- ------- --- -------- ----------- ------------
Telecommunications -- continued
   Nextel........................... BTL-B  Ba2    BB- 06/30/08 $ 1,750,000 $  1,584,219
   Nextel........................... BTL-C  Ba2    BB- 12/31/08   1,000,000      905,268
   Noveon, Inc (PMD)................ BTL-B   B1    BB- 09/30/08     746,250      742,519
   Rural Cellular................... BTL-B   B1    B+  10/03/08   1,895,591    1,842,277
   Rural Cellular................... BTL-C   B1    B+  04/03/09   1,895,591    1,842,277
  * XO Communications, Inc.......... BTL-B  Caa3    D  06/30/07   1,000,000      560,000
                                                                            ------------
                                                                              14,330,666
Textiles and Leather -- 1.3%
  * Globe Manufacturing Corp........ BTL-B  Def     D  07/15/06     863,432       25,903
   Samsonite Corp................... BTL     B1     B  06/24/05   1,546,427    1,465,239
   SI Corp.......................... BTL-B   NR    B+  12/14/07   1,488,749    1,176,113
                                                                            ------------
                                                                               2,667,255
Utilities -- 1.4%
   Western Resources................ BTL    Ba1    BB+ 03/17/03   2,955,000    2,922,988
                                                                            ------------
   TOTAL LOANS (Cost $217,441,662)..                                        $199,063,144
                                                                            ------------
                                                                  Shares
SHORT-TERM INVESTMENTS-8.5%                                     -----------
   SSgA Money Market Fund (Cost $17,923,838)...................  17,923,838 $ 17,923,838
                                                                            ------------
TOTAL INVESTMENTS -- 103.6% -- (Cost $235,365,500)**...........             $216,986,982
                                                                            ------------
OTHER ASSETS AND LIABILITIES, NET -- (3.6%)....................             $ (7,616,112)
                                                                            ------------
NET ASSETS -- 100.0%...........................................             $209,370,870
                                                                            ============

          * Issuer is in default of interest payments.
         ** The cost for Federal Income Tax purposes is the same.
          # Subsequent to December 31, 2001, this issuer was under the protection of the federal bankruptcy court.
        BTL Bank Term Loan.
        DIP Debtor-in-possession.
         NR Security is not rated.
          1 Bank loans rated below Baa by Moody's Investor Service,
            Inc. or BBB by Standard & Poor's Group are considered below investment grade.Ratings are unaudited.
          2 Loans in the Fund's portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditionsand because there may be significant economic incentives for a Borrower to prepay, prepayments may occur. As a result, the actual remainingmaturity may be substantially less than the stated maturities shown. The Fund estimates that the actual maturity of the Loans held in its portfoliowill be approximately 36 months.
          3 The Fund invests in Senior Loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rateplus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the LondonInter-Bank Offer Rate ("LIBOR") or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. SeniorLoans are generally considered to be restricted in that the Fund is ordinarily contractually obligated to receive approval from the Agent
            Bank and/or borrower prior to the dispostion of a Senior
            Loan.

See Notes to Financial Statements

      SunAmerica Senior Floating Rate Fund, Inc.
      NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. ORGANIZATION OF THE FUND. The SunAmerica Senior Floating Rate Fund, Inc. (the "Fund", formerly known as the North American Senior Floating Rate Fund, Inc.) is a non-diversified closed-end, management investment company. The Fund is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in senior secured floating rate loans and other institutionally traded senior secured floating rate debt obligations.

The Fund may offer four classes of shares. Class B shares are sold to the public at net asset value and are subject to an Early Withdrawal Charge which declines from 3% in the first year after purchase to zero after the fourth year. Class C shares are sold to the public at net asset value and are subject to an Early Withdrawal Charge of 1% in the first year after purchase. Class D shares are sold and redeemed at net asset value, and were issued to shareholders of the CypressTree Senior Floating Rate Fund upon its merger into the Fund on May 11, 2001. Class D shares are sold only to investors participating in a fee-based investment advisory program (wrap program) or agency commission program, or to current Class D shareholders. Class A shares are not currently offered, and are available only upon the conversion of Class B and C shares after being held by the shareholders for eight and ten years, respectively. The share classes differ in their respective distribution and service fees. Investment income, realized and unrealized capital gains and losses and common expenses of the Fund are allocated pro-rata to each class based on the average daily net assets of each class. Dividends are declared separately for each class. All classes have equal rights to assets and voting privileges.

On August 29, 2001, American International Group, Inc. (AIG), a Delaware corporation acquired American General Corp. (the "Merger") and American General Asset Management Corp. ("AGAM") and American General Funds Distributors, Inc. ("AGFD") became subsidiaries of AIG. Since SunAmerica Asset Management Corp. ("SAAMCO") is also a subsidiary of AIG, in order to facilitate restructuring and eliminate duplication of functions which became apparent in the Merger, pursuant to approval by shareholders on October 19, 2001, SAAMCO replaced AGAM as Investment Adviser on November 16, 2001. Also as part of this restructuring, the Fund's name changed from the North American Senior Floating Rate Fund to the SunAmerica Senior Floating Rate Fund.

Effective November 16, 2001, SAAMCO became investment adviser for the Fund, pursuant to approval by the Fund's shareholders. Previously, AGAM had served as the Fund's investment adviser. Effective June 1, 2001, Stanfield Capital Partners LLC ("Stanfield") became the Fund's subadviser. Previously, CypressTree Investment Management Company, Inc. ("CIMCO") had been subadviser to the Fund. Also effective November 16, 2001, SunAmerica Capital Services, Inc. ("SACS"), an affiliate of SAAMCO, serves as principal underwriter and distributor for the Fund. Previously, AGFD served as principal underwriter and distributor for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed when preparing the Fund's financial statements. These policies are in accordance with accounting principles generally accepted in the United States of America ("GAAP").

      SunAmerica Senior Floating Rate Fund, Inc.
      NOTES TO FINANCIAL STATEMENTS -- (continued)
--------------------------------------------------------------------------------

Security Valuation. The Fund's investments in loan interests ("Loans") are valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Loans for which an active secondary market exists to a reliable degree in the subadviser's opinion will be valued at the mean of the last available bid and asked prices in the market for such Loans, as provided by a Board-approved loan pricing service. Loans for which an active secondary market does not exist to a reliable degree in the subadviser's opinion will be valued at fair value, which is intended to approximate market value. In valuing a Loan at fair value, the subadviser will consider, among other factors, (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the Loan, (c) recent prices in the market for similar Loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, and period until next interest rate reset and maturity. Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, other portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Obligations purchased with remaining maturities of 60 days or less are valued at amortized cost unless this method is determined not to produce fair valuation. Repurchase agreements and investments in money market funds are valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

The secured senior loans in which the Fund invests are not listed on any exchange, and the secondary market for those loans is relatively illiquid compared to markets for other fixed-income securities. As a result, the value of a loan determined without referring to an actual sale may be different from what would have been reported if the secondary loan market were more active, and the differences could be material.

Capital Loss Carryforwards. At December 31, 2001, capital loss carryforwards available to offset future recognized gains were approximately $11,520,141, with $9,669 expiring in 2005, $334,309 expiring in 2007, $1,179,134 expiring in 2008, and $9,997,029 expiring in 2009.

Distributions of Income and Gains. Distributions of net investment income are declared as a dividend to shareholders of record as of the close of business each day and are paid monthly. The Fund distributes realized net capital gains, if any, at least annually, after offset by any capital loss carryovers.

For the year ended December 31, 2001, book/tax differences resulted in reclassifications which increased accumulated undistributed net investment income by $47,283, decreased accumulated net realized gains (losses) by $1,258,529, and increased additional paid-in-capital by $1,211,246.

Repurchase Agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement through its custodian, it receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a

      SunAmerica Senior Floating Rate Fund, Inc.
      NOTES TO FINANCIAL STATEMENTS -- (continued)
--------------------------------------------------------------------------------

level that the market value is equal to at least 102% of the resale price, and the Fund will take constructive receipt of all securities underlying the repurchase agreements until such agreements expire. If the seller defaults, the Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase price.

Capital Accounts. The Fund reports the accumulated undistributed net investment income (loss) and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting net asset value.

Estimates.   Preparing the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the amounts and disclosure reported for the reporting period and as of the end of the reporting period. Actual results could differ from those estimates.

Income. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Facility fees received, which were $185,172 for the year ended December 31, 2001, are recognized as income over the stated life of the loan. Other income, including amendment fees, commitment fees, letter of credit fees, etc., which were $302,108 for the year ended December 31, 2001, are recorded as income when received or contractually due to the Fund.

A revised AICPA Audit and Accounting Guide, which is effective for fiscal years beginning after December 15, 2000, requires the Fund to amortize premium and discount on all fixed income securities. The cumulative effect of this accounting change had no impact on total net assets or cost of investments.

Gains/Losses. Gains or losses realized on the sale of portfolio assets are recognized on the settlement date using the specific identification method.

Statement of Cash Flows: Information on financial transactions which have been settled through the receipt of disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account, and does not include any short-term investments at December 31, 2001.

      SunAmerica Senior Floating Rate Fund, Inc.
      NOTES TO FINANCIAL STATEMENTS -- (continued)
--------------------------------------------------------------------------------


3. CAPITAL SHARES. The Fund has 1,000,000,000 of $.01 par value shares authorized that may be issued in four different classes, of which three classes were outstanding as of December 31, 2001. Share activity for the year ended December 31, 2001, and the year ended December 31, 2000, was as follows:

                                     Year ended                Year ended
                              ------------------------  ------------------------
                                  December 31, 2001         December 31, 2000
                              ------------------------  ------------------------
                                Shares      Capital       Shares      Capital
Class B                       ----------  ------------  ----------  ------------
Sold.........................  1,128,178  $ 10,737,469   2,625,145  $ 25,808,451
Reinvestment of distributions    193,381     1,815,796     198,829     1,947,329
Redeemed..................... (1,918,482)  (17,847,627) (1,290,735)  (12,625,730)
                              ----------  ------------  ----------  ------------
   Net increase/(decrease)...   (596,923) $ (5,294,362)  1,533,239  $ 15,130,050
                              ==========  ============  ==========  ============

                                      Year ended                  Year ended
                              --------------------------  --------------------------
                                   December 31, 2001           December 31, 2000
                              --------------------------  --------------------------
                                Shares        Capital       Shares        Capital
Class C                       -----------  -------------  -----------  -------------
Sold.........................   4,837,575  $  46,051,885   17,873,342  $ 176,198,015
Reinvestment of distributions     913,546      8,596,820    1,371,591     13,439,073
Redeemed..................... (13,781,411)  (129,020,037) (13,004,784)  (127,201,481)
                              -----------  -------------  -----------  -------------
   Net increase/(decrease)...  (8,030,290) $ (74,371,332)   6,240,149  $  62,435,607
                              ===========  =============  ===========  =============

                                                                                                    Period from May 2, 2001
                                                                                                     to December 31, 2001
                                                                                                   ------------------------

                                                                                                     Shares      Capital
Class D                                                                                            ----------  ------------
Sold..............................................................................................    164,896  $  1,535,034
Shares issued in connection with the merger of CypressTree Senior Floating Rate Fund (See Note 10)  5,108,055    48,378,386
Reinvestment of distributions.....................................................................    104,989       975,702
Redeemed.......................................................................................... (2,458,503)  (22,847,002)
                                                                                                   ----------  ------------
   Net increase/(decrease)........................................................................  2,919,437  $ 28,042,120
                                                                                                   ==========  ============

      SunAmerica Senior Floating Rate Fund, Inc.
      NOTES TO FINANCIAL STATEMENTS -- (continued)
--------------------------------------------------------------------------------


In order to provide shareholders with liquidity and the ability to receive net asset value on a disposition of shares, the Fund will make monthly offers to repurchase a percentage (usually 10%) of outstanding shares at net asset value. Shareholders are sent a Notification of Repurchase Offer seven to fourteen days before each monthly repurchase offer. During the year ended December 31, 2001, the Fund made twelve Repurchase Offers, and actually redeemed the amounts shown in the table below. In no case was a monthly Repurchase Offer oversubscribed.

                     Amount Tendered                 Amount Tendered
                  ---------------------           ---------------------
                   Shares     Capital              Shares     Capital
                  --------- -----------           --------- -----------
         January.   119,147 $ 1,148,976 July..... 1,280,436 $12,036,043
         February 1,372,118  13,199,837 August... 1,349,867  12,634,942
         March...   679,272   6,527,453 September 2,014,408  18,853,338
         April... 2,325,280  22,181,172 October.. 3,421,472  31,198,170
         May..... 1,425,666  13,487,818 November.   105,094     951,415
         June.... 1,687,293  15,995,212 December. 2,378,343  21,500,290

4. PURCHASES AND SALES OF SECURITIES. During the year ended December 31, 2001, the Fund's cost of purchases of Loans and proceeds from Loan sales were $151,807,517 and $265,650,321, respectively. Unrealized appreciation and depreciation in the value of investments at December 31, 2001 for federal income tax purposes were as follows:

                  Gross unrealized appreciation $    212,900
                  Gross unrealized depreciation  (18,591,418)
                                                ------------
                  Net unrealized depreciation.. $(18,378,518)
                                                ============

5. INVESTMENT ADVISORY AGREEMENT. The Fund currently maintains an Investment Advisory Agreement with SAAMCO ("Adviser"), who is responsible for managing the corporate and business affairs of the Fund, and selects, contracts with and compensates the subadviser to manage the Fund's assets. As compensation for its services the Adviser receives from the Fund an annual fee equal to the following percentage of average daily gross assets: 0.85% for the first $1 billion of average daily gross assets; 0.80% for average daily gross assets between $1 billion and $2 billion; and 0.75% for average daily gross assets of more than $2 billion. For purposes of computing the advisory fee, average daily gross assets are determined by deducting from total assets of the Fund all liabilities except the principal amount of any indebtedness from money borrowed, including debt securities issued by the Fund. These fees are the same as those paid to AGAM, the previous investment adviser.

During the year, AGAM, the previous investment adviser, retained CIMCO to serve as the Fund's subadviser until May 31, 2001, and then retained Stanfield Capital Partners, LLC ("Stanfield"), effective June 1, 2001, to manage the investment and reinvestment of the Fund's assets. As compensation for its services as subadviser, Stanfield is entitled to receive from SAAMCO (formerly from AGAM) an annual fee paid monthly equal to the following percentage of average daily gross assets: 0.25% for the first $1 billion of average daily

      SunAmerica Senior Floating Rate Fund, Inc.
      NOTES TO FINANCIAL STATEMENTS -- (continued)
--------------------------------------------------------------------------------

gross assets; 0.20% for average daily gross of more than $1 billion. Stanfield received $385,176 as compensation for its services. CIMCO was entitled to receive from AGAM an annual fee paid monthly equal to the following percentage of average daily gross assets: 0.45% for the first $1 billion of average daily gross assets; 0.40% for average daily gross assets between $1 billion and $2 billion; and 0.35% for average daily gross assets of more than $2 billion. During the period ended May 31, 2001, CIMCO voluntarily waived a portion of its compensation, receiving 0.275% of average daily gross assets, and received $321,392 as compensation for its services. Average daily gross assets are computed as described above. The fee paid to the subadviser is not an additional charge to the Fund or its shareholders.

SAAMCO also serves as the Fund's Administrator under an Administration Agreement and is responsible for managing the Fund's business affairs, subject to supervision by the Fund's Board of Directors. For its services, SAAMCO receives an annual fee equal to 0.40% of average daily gross assets of the Fund. Average daily gross assets are computed as described above. These fees are the same as those paid to AGAM, the Fund's previous Administrator.

Fees received by affiliates:

                            For the period from:     through:        Amount
                            --------------------     --------        ------
   Adviser
    AGAM...................  January 1, 2001     November 18, 2001 $2,081,128
    SAAMCO.................  November 19, 2001   December 31, 2001    221,863
   Administrator
    AGAM...................  January 1, 2001     November 18, 2001    979,354
    SAAMCO.................  November 19, 2001   December 31, 2001    104,406
   Distributor (12b-1 fees)
    AGFD...................  January 1, 2001     November 18, 2001  1,683,017
    SACS...................  November 19, 2001   December 31, 2001    176,503
   Distributor (Early Withdrawal Charges on redemptions)
    AGFD...................  January 1, 2001     November 18, 2001    297,358
    SACS...................  November 19, 2001   December 31, 2001     28,101

During the year ended December 31, 2001, the Fund engaged in purchase and sale transactions with other investment vehicles managed by the subadviser. In accordance with Rule 17a-7 under the Investment Company Act of 1940, these transactions were as follows:

                                  Purchases    Sales
                                  ---------- ----------
CIMCO.................................................. $3,252,175 $9,586,548
Stanfield..............................................      - 0 -      - 0 -

      SunAmerica Senior Floating Rate Fund, Inc.
      NOTES TO FINANCIAL STATEMENTS -- (continued)
--------------------------------------------------------------------------------


6. EXPENSE REIMBURSEMENT. Pursuant to the Investment Advisory Agreement, the Adviser voluntarily waived the advisory fee and reimbursed expenses in order to maintain an expense ratio on the Fund that did not exceed a certain voluntary rate. These rates are 1.45% for Class B, 1.50% for Class C, and 1.25% for Class
D. For the year ended December 31, 2001, the Adviser waived fees and reimbursed expenses as follows:

                   For the period from:     through:        Amount
                   --------------------     --------        ------
Fees Waived
  AGAM...........  January 1, 2001     November 18, 2001 $1,439,814
  SAAMCO.........  November 19, 2001   December 31, 2001    156,609

                    For the period from:     through:       Amount
                    --------------------     --------       ------
Expenses Reimbursed
  AGAM............  January 1, 2001     November 18, 2001 1,056,494
  SAAMCO..........  November 19, 2001   December 31, 2001    99,065

7. FEDERAL INCOME TAXES. It is the Fund's policy to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute all of its taxable income and any net realized gain on investments to its shareholders each year. Accordingly, no federal income tax provision is required. All distributions to shareholders for the year ended December 31, 2001, were taxable to shareholders as ordinary dividends.

The tax components of distributable earnings differs from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from the merger of the CypressTree Senior Floating Rate Fund into the Fund on May 11, 2001 and post-October losses. On a tax basis, the Fund distributed ordinary income dividends of $17,006,957 during the year ended December 31, 2001, and had undistributed ordinary income of $105,641 at December 31, 2001.

8. DISTRIBUTION PLAN. The Fund has adopted Distribution Plans ("Plans") applicable to Class B and C shares to use the assets attributable to that class of shares of the Fund to finance certain activities relating to the distribution of shares to investors. The Plans are compensation plans providing for the payment to SACS, and previously to AGFD, of a fixed percentage of .50% of average net assets to finance distribution expenses, and .25% of average net assets to finance service fees.

9. DIRECTOR RETIREMENT PLAN. The Directors of the Fund participate in the SunAmerica Disinterested Trustees' and Directors' Retirement Plan ("Retirement Plan"). The Retirement Plan provides generally that if an unaffiliated Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age 70, or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. Accumulated

      SunAmerica Senior Floating Rate Fund, Inc.
      NOTES TO FINANCIAL STATEMENTS -- (continued)
--------------------------------------------------------------------------------

amounts earn interest at the rate of 8.5% per year. An Eligible Director may elect to receive any benefits payable under the Retirement Plan either in one lump sum or in up to fifteen annual installments. Any undistributed amounts continue to accrue interest at 8.5% per year.

10. LINE OF CREDIT. The Fund currently has an agreement with State Street Bank & Trust that provides a $20,000,000 committed unsecured Line of Credit to the Fund which will be used for cash overdraft protection. The Fund pays a commitment fee of 0.10% on the unused portion annually, and interest is charged on any borrowed amounts at the currently effective Federal Funds Rate plus ..50%. This particular Line of Credit was not used during the year.

The Fund previously had an agreement with Fleet National Bank that provided a $20,000,000 Line of Credit to the Fund to be used for cash overdraft protection. The Fund paid a commitment fee of $20,000 annually, and interest was charged on any borrowed amounts at the currently effective Federal Funds Rate plus .50%. This Line of Credit was used once during the year ended December 31, 2001. The average annual balance outstanding was $38,356.

11. SENIOR LOAN PARTICIPATION COMMITMENTS. The Fund invests primarily in participations and assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. If the lead lender in a typical lending syndicate becomes insolvent, enters receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment, or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons positioned between the Fund and the Borrower.

12. UNFUNDED LOAN COMMITMENTS. On December 31, 2001, the Fund had one unfunded loan commitment of $933,333 on the Classic Cable DIP loan, which could be extended at the option of the Borrower.

13. ACQUISITIONS. On May 10, 2001, the Fund acquired substantially all of the assets and liabilities of the CypressTree Senior Floating Rate Fund in a tax-free exchange approved by the shareholders of CypressTree Senior Floating Rate Fund. The number and value of shares issued by the Fund for the tax-free exchange are presented in the schedule of Capital Stock Activity (Note 3). Net assets and unrealized appreciation/(depreciation) as of the acquisition date were as follows:

Net Assets of the Fund prior to the acquisition........................ $265,321,840
Net Assets of CypressTree Senior Floating Rate prior to the acquisition $ 48,378,386
Aggregate net assets of the Fund immediately following the acquisition. $313,700,226
Unrealized depreciation in CypressTree Senior Floating Rate Fund....... $ (3,451,694)

      SunAmerica Senior Floating Rate Fund, Inc.
      REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of the SunAmerica Senior Floating Rate Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the SunAmerica Senior Floating Rate Fund Inc. (the "Fund") at December 31, 2001, and the result of its operations, the changes in its net assets, its cash flows and the financial highlights for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. Theses financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statements presentation. We believe that our audit, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and selling or agent banks and alternative auditing procedures where replies of confirmation were not received, provide a reasonable basis for our opinion. The financial statements of the Fund for the periods prior to January 1, 2001 were audited by other independent accountants whose report dated February 23, 2001 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

New York, New York
February 22, 2002

      SunAmerica Senior Floating Rate Fund
      DIRECTORS INFORMATION (unaudited)
--------------------------------------------------------------------------------


The following table contains basic information regarding the Directors that oversee the operations of the Fund and other investment companies within the SunAmerica Mutual Funds complex.

The business address of each Director is The SunAmerica Center, 733 Third Avenue, 3rd floor, New York, NY 10017-3204. Additional information concerning the Directors is contained in the Statement of Additional Information and is available without charge by calling (800) 858-8850.

                         Number of
                       Portfolios in
                           Fund
         Name             Complex    Length
  Date of Birth and      Overseen    of Time            Principal Occupation(s) During Past 5 Years
  Position with Fund    by Director  Served                    and Other Directorships Held
  ------------------   ------------- -------- ---------------------------------------------------------------
Dr. Judith L. Craven        72       Since    Retired Administrator. Trustee,VALIC Company II, 15
DOB: October 6, 1945                 June     investment portfolios (since 1998) ("VCII"); Director, VALIC
Director                             2000     Company I, 21 investment portfolios (since 1998) ("VCI)";
                                              Director, USLIFE Income Fund, Inc. (since 1998); Director,
                                              Compaq Computer Corporation (since 1992); Director, A.G.
                                              Belo Corporation, a media company (since 1992); Director,
                                              SYSCO Corporation, a food marketing and distribution
                                              company (since 1996); Director, Luby's Inc., a restaurant
                                              chain (since 1998); Director, University of Texas Board of
                                              Regents (since 2001); Formerly, Director, CypressTree
                                              Senior Floating Rate Fund, Inc. (June 2000 to May 2001) and
                                              North American Funds (June 2000 to May November 2001);
                                              Formerly, President, United Way of the Texas Gulf Coast, a
                                              not for profit organization (1992 to 1998); Formerly, Director,
                                              Houston Branch of the Federal Reserve Bank of Dallas (1992
                                              to 2000); Formerly, Board Member, Sisters of Charity of the
                                              Incarnate Word (1996 to 1999). Director/Trustee of SAMF.
William F. Devin            71       Since    Member of the Board of Governors, Boston Stock Exchange
DOB: December 30, 1938               August   (since 1985). Formerly, Executive Vice President of Fidelity
Director                             1998     Capital Markets, a division of National Financial Services
                                              Corporation (1966-1996); formerly Director, CypressTree
                                              Senior Floating Rate Fund, Inc. (1997 to 2001). Director/
                                              Trustee of SAMF; VCI and VCII.
Samuel M. Eisenstat         43       Since    Attorney, solo practitioner; Chairman of the Boards of
DOB: March 7, 1940                   November Directors/Trustees of SunAmerica Mutual Funds ("SAMF")
Chairman of the Board                2001     and Anchor Series Trust ("AST"). Director, North European
                                              Oil Realty Trust.
Stephen J. Gutman           43       Since    Partner and Managing Member of B.B. Associates LLC
DOB: May 10, 1943                    November (menswear specialty retailing and other activities) since June
Director                             2001     1988; Director/Trustee of SAMF and AST.
Peter A. Harbeck            43       Since    Director and President, SunAmerica, since August 1995;
DOB: January 23, 1954                November Director, AIG Asset Management International, Inc. since
Director and President               2001     February 2000; Managing Director, John McStay Investment
                                              Counsel, L.P. since June 1999; Director, SACS, since August
                                              1993; Director and President, SunAmerica Fund Services,
                                              Inc., since May 1988; President, SAMF and AST, Director/
                                              Trustee VCI and VCII since July 2001.

[LOGO] AIG Sun America
       Mutual Funds

       The SunAmerica Center
       733 Third Avenue
       New York, NY 10017-3204

 Directors                 Investment Adviser        This report is submitted
  Dr. Judith L. Craven      SunAmerica Asset         solely for thegeneral
  William F. Devin            Management Corp.       information of
  Samuel M. Eisenstat       The SunAmerica Center    shareholders ofthe Fund.
  Stephen J. Gutman         733 Third Avenue         Distribution of this
  Peter A. Harbeck          New York, NY 10017-3204  report topersons other
                                                     than shareholders of
 Officers                  Distributor               theFund is authorized
  Peter A. Harbeck,         SunAmerica Capital       only in connectionwith a
    President                 Services, Inc.         currently effective
  Peter C. Sutton,          The SunAmerica Center    prospectus,setting forth
    Treasurer               733 Third Avenue         details of the Fund,
  Robert M. Zakem,          New York, NY 10017-3204  whichmust precede or
    Secretary                                        accompany this report.
  Donna M. Handel, Vice    Shareholder Servicing
    President and          Agent
    Assistant Treasurer     SunAmerica Fund
  J. Steven Neamtz, Vice      Services, Inc.
    President               The SunAmerica Center
  Peter E. Pisapia, Vice    733 Third Avenue
    President and           New York, NY 10017-3204
    Assistant Secretary
  Patrick J. Cronin,       Custodian and Transfer
    Assistant Treasurer    Agent
  Laura E. Filippone,       State Street Bank and
    Assistant Treasurer       Trust Company
  Cheryl L. Hawthorne,      P.O. Box 419572
    Assistant Treasurer     Kansas City, MO
  Gregory R. Kingston,        64141-6572
    Assistant Treasurer
  Keith E. Roach,
    Assistant Treasurer
  Abbe P. Stein, Vice
    President and
    Assistant Secretary
  Julie A. Stamm,
    Assistant Secretary

Distributed by:
SunAmerica Capital Services, Inc.
SFANN-12/01